Exhibit 10.1

INCREMENTAL TERM LOAN ACTIVATION NOTICE
TRANCHE B-2 TERM FACILITY

February 12, 2013

To:          JPMorgan Chase Bank, N.A.,

as Administrative Agent under the Credit Agreement referred to below

Reference is hereby made to the Credit Agreement, dated as of October 26, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among LIN Television Corporation, a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), issuing lender and swingline lender and the other parties named therein. Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them in the Credit Agreement.

This notice is the Incremental Term Loan Activation Notice referred to in the Credit Agreement, and the Borrower and Deutsche Bank Trust Company Americas (the “Incremental B-2 Term Lender”) hereby notify you that they intend to establish an Incremental Term Loan Facility under the Credit Agreement (the “Tranche B-2 Term Facility” and the Loans thereunder, the “Tranche B-2 Term Loans”) and that:

1.             The Incremental Term Loan Amount of the Incremental B-2 Term Lender under the Tranche B-2 Term Facility is $60,000,000.

2.             The Incremental Term Loan Closing Date for the Tranche B-2 Term Facility is February 12, 2013 (the “Tranche B-2 Term Loan Closing Date”).

3.             The Incremental Term Loan Maturity Date of the Tranche B-2 Term Loans (the “Tranche B-2 Maturity Date”) is the earliest of (a) December 21, 2018 or, if such date is not a Business Day, the Business Day next preceding such date, (b) the date upon which the Tranche B-2 Term Loans shall become due and payable pursuant to Section 8 of the Credit Agreement and (c) January 15, 2018 or, if such date is not a Business Day, the Business Day next preceding such date, if the Borrower has not (i) refinanced (to a date beyond June 21, 2019), repurchased, redeemed, discharged or defeased (in each case, in full) the 2018 Notes on or prior to January 15, 2018.

4.             In the event that, on or prior to the first anniversary of the Second Amendment Effective Date, the Borrower (i) makes any repayment, prepayment, purchase or buyback of Tranche B-2 Term Loans in connection with any Repricing Event (as defined below) or (ii) effects any amendment of the Credit Agreement resulting in a Repricing Event, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders holding Tranche B-2 Term Loans (the “Tranche B-2 Term Lenders”) (x) in the case of clause (i), a prepayment premium of 1.00% of the aggregate principal amount of the Tranche B-2 Term Loans so being prepaid, repaid or purchased and (y) in the case of clause (ii), an amount equal to 1.00%

of the aggregate principal amount of the applicable Tranche B-2 Term Loans outstanding immediately prior to such amendment.

As used herein, “Repricing Event” means (a) any prepayment, repayment, refinancing, substitution or replacement of all or a portion of the Tranche B-2 Term Loans with the proceeds of, or any conversion of Tranche B-2 Term Loans into, any new or replacement tranche of syndicated term loans (including new Term Loans under the Credit Agreement) bearing interest with an “effective yield” (taking into account interest rate margin and benchmark floors, recurring fees and all upfront or similar fees or original issue discount (amortized over the shorter of (A) the weighted average life to maturity of such term loans and (B) four years), but excluding any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared ratably with all lenders or holders of such term loans in their capacities as lenders or holders of such term loans) less than the “effective yield” applicable to the Tranche B-2 Term Loans (determined on the same basis as provided in the preceding parenthetical) but excluding any such term loans incurred in connection with a Change of Control and (b) any amendment (including a Replacement Term Loan pursuant to subsection 10.1 of the Credit Agreement) to the Tranche B-2 Term Loans or any tranche thereof which reduces the “effective yield” applicable to such Tranche B-2 Term Loans (as determined on the same basis as provided in the preceding clause (a)).

5.             Annex A sets forth (a) the amortization schedule relating to the Tranche B-2 Term Facility and (b) the Applicable Margin for the Tranche B-2 Term Facility.

6.             The Tranche B-2 Term Facility, and the making of Tranche B-2 Term Loans thereunder on the Tranche B-2 Term Loan Closing Date, shall be subject to the terms and conditions of subsections 2.1(b), (c) and (d) of the Credit Agreement, including, in the case of subsection 2.1(d) of the Credit Agreement, receipt by the Incremental B-2 Term Lender of all documentation that may be requested or required by the Administrative Agent thereunder (for the purpose of this Section 6, as if the Incremental B-2 Term Lender were the Administrative Agent) (it being understood and agreed that this Section 6 shall in no way limit the requirements under subsection 2.1(d) of the Credit Agreement, including receipt by the Administrative Agent of the documentation required thereunder).

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

2

LIN TELEVISION CORPORATION

By:	/s/ Richard Schmaeling
Name:	Richard Schmaeling
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Incremental Term Loan Activation Notice — Tranche B-2 Term Facility]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Incremental B-2 Term Lender

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

By:	/s/ Eric Pratt
	Name:	Eric Pratt
	Title:	Director

[Signature Page to Incremental Term Loan Activation Notice — Tranche B-2 Term Facility]

Accepted and Agreed:

J.P. MORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Robert D. Bryant
	Name:	Robert D. Bryant
	Title:	Vice President

[Signature Page to Incremental Term Loan Activation Notice — Tranche B-2 Term Facility]

ANNEX A

(A)          Amortization Schedule:  The Tranche B-2 Term Loans of each Tranche B-2 Lender shall mature in consecutive quarterly installments payable by the Borrower on the last day of March, June, September and December of each year, commencing on March 31, 2013, in the Tranche B-2 Term Percentage (as defined below) of such Tranche B-2 Term Lender of the aggregate principal amount set forth opposite each of such installments specified below:

Installment	Amount
March 31, 2013	$150,000.00
June 30, 2013	$150,000.00
September 30, 2013	$150,000.00
December 31, 2013	$150,000.00
March 31, 2014	$150,000.00
June 30, 2014	$150,000.00
September 30, 2014	$150,000.00
December 31, 2014	$150,000.00
March 31, 2015	$150,000.00
June 30, 2015	$150,000.00
September 30, 2015	$150,000.00
December 31, 2015	$150,000.00
March 31, 2016	$150,000.00
June 30, 2016	$150,000.00
September 30, 2016	$150,000.00
December 31, 2016	$150,000.00
March 31, 2017	$150,000.00
June 30, 2017	$150,000.00
September 30, 2017	$150,000.00
December 31, 2017	$150,000.00
March 31, 2018	$150,000.00
June 30, 2018	$150,000.00
September 30, 2018	$150,000.00
Tranche B-2 Maturity Date	Aggregate principal amount of Tranche B-2 Term Loans outstanding

For purposes of this amortization schedule, “Tranche B-2 Term Percentage” means, as to any Tranche B-2 Term Lender at any time, the percentage which the aggregate principal amount of such Lender’s Tranche B-2 Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche B-2 Term Loans then outstanding.

(B)                               Applicable Margin:

	ABR Loans	Eurodollar Loans
Tranche B-2 Term Loans	2.00%	3.00%

provided, however, that notwithstanding the rate calculated in accordance with the foregoing or the definitions of “ABR” and “Eurodollar Rate” in the Credit Agreement, at no time shall (a) the ABR for the Tranche B-2 Term Facility be less than 2.00% per annum and (b) the Eurodollar Rate for the Tranche B-2 Term Facility (before giving effect to any adjustment for reserve requirements) be less than 1.00% per annum; provided further, that the all-in yield (whether in the form of interest rate margins, original issue discount, upfront fees or LIBOR/ABR floors) applicable to any subsequent Incremental Term Facility will not be more than 0.50% higher than the corresponding all-in yield (giving effect to interest rate margins, original issue discount, upfront fees and LIBOR/ABR floors) for the Tranche B-2 Term Facility, unless the interest rate margins with respect to the Tranche B-2 Term Facility is increased by an amount equal to (A) the difference between the all-in yield with respect to such Incremental Term Facility and the corresponding all-in yield on the Tranche B-2 Term Facility minus (B) 0.50%.